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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 13, 2006

                         MGCC INVESTMENT STRATEGIES INC.
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                       0-508003                 88-0495105
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

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   12890 Hilltop Road, Argyle, Texas                                 76226
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(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (972) 233-0300


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    Section 3--Securities and Trading Markets

Item 3.03  Material Modification to Rights of Security Holders.

         On February 13, 2006, MGCC Investment Strategies Inc., a Nevada corporation (the "Company"), effected a one-for-20 reverse split of its common stock, par value $0.0001 per share. In order to effect the reverse split, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada. Prior to the filing, the form of Certificate of Amendment was approved by a majority of the Company's stockholders and by the Company's board of directors.

         The reverse split will not change the par value of the Company's common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder who owns 20 or more shares will hold the same percentage of outstanding common stock immediately following the reverse split as such stockholder did immediately prior to the reverse split.

         As a result of the reverse split, the Company's trading symbol on the OTC Bulletin Board was changed to "MGIS.OB" on February 13, 2006.

                 Section 5--Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

         The contents of Item 3.03 above are incorporated by reference.

                  Section 9--Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

         Exhibits.  The  following  Exhibits  have been  filed as a part of this
         Report:

         Exhibit
         Number            Description of Exhibit

         3.1 Certificate of Amendment to Articles of Incorporation dated February 9, 2006.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MGCC Investment Strategies Inc.



                                                  /s/ Timothy P. Halter
                                                 -------------------------------
                                                 Timothy P. Halter,
                                                 Sole Officer


DATED:  February 13, 2006